Exhibit 99.1

FOR IMMEDIATE RELEASE

STIFEL ANNOUNCES PRICING OF $300 MILLION OF SENIOR NOTES

ST. LOUIS, July 15, 2014 – Stifel Financial Corp. (NYSE: SF) today announced the pricing of $300 million principal amount of the Company’s 4.250% Senior Notes due 2024 (the “Notes”). The closing of the Notes offering is expected to occur on July 18, 2014, subject to certain customary conditions.

The Notes will be issued pursuant to an effective shelf registration statement previously filed with the Securities and Exchange Commission on Form S-3 and available for review on the Securities and Exchange Commission’s website at www.sec.gov. The net proceeds from this offering are intended for general corporate purposes.

Keefe, Bruyette & Woods, Inc. (KBW), a Stifel company, and BofA Merrill Lynch acted as joint book-running managers for the Notes.

This offering will be made only by the prospectus and prospectus supplement related to this offering. Copies of the preliminary prospectus supplement and the accompanying base prospectus, when available, may be obtained from KBW, Attn: Equity Capital Markets, 787 Seventh Avenue, 4th Floor, New York, NY 10019, (800) 966-1559; or Merrill Lynch, Pierce, Fenner & Smith Incorporated, 222 Broadway, New York, NY 10038, Attn: Prospectus Department, or by email at dg.prospectus_requests@baml.com.

This press release does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Stifel Company Information

Stifel Financial Corp. (NYSE: SF) is a financial services holding company headquartered in St. Louis, Missouri, that conducts its banking, securities, and financial services business through several wholly owned subsidiaries. Stifel’s broker-dealer clients are served in the United States through Stifel, Nicolaus & Company, Incorporated; Keefe, Bruyette & Woods, Inc.; Miller Buckfire & Co., LLC; and Century Securities Associates, Inc. and through Stifel Nicolaus Europe Limited and Keefe, Bruyette & Woods Limited in the United Kingdom and Europe. The Company’s broker-dealer affiliates provide securities brokerage, investment banking, trading, investment advisory, and related financial services to individual investors, professional money managers, businesses, and municipalities. Stifel Bank & Trust offers a full range of consumer and commercial lending solutions. Stifel Trust Company, N.A. offers trust and related services. To learn more about Stifel, please visit the Company’s web site at www.stifel.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended that are based upon our current expectations and projections about future events. We intend for these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and we are including this statement for purposes of these safe harbor provisions. The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. In addition, our past results of operations do not necessarily indicate our future results. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include: the ability to successfully integrate acquired companies or the branch offices and financial advisors; a material adverse change in our financial condition; the risk of borrower, depositor and other customer attrition; a change in general business and economic conditions; changes in the interest rate environment, deposit flows, loan demand, real estate values and competition; changes in accounting principles, policies or guidelines; changes in legislation and regulation; other economic, competitive, governmental, regulatory, geopolitical and technological factors affecting our operations, pricing and services. Forward-looking statements speak only as to the date they are made. We do not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. We disclaim any intent or obligation to update these forward-looking statements.

Stifel Investor Relations

Sarah Anderson, (415) 364-2500

investorrelations@stifel.com